Award Timing Disclosure	12 Months Ended
Mar. 31, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Company does not grant equity awards in anticipation of the release of material nonpublic information or for the purpose of affecting the value of executive compensation. The Company’s policy and practice is not to time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Board or Compensation and Human Capital Committee, as applicable, approves equity awards based on Company compensation objectives, applicable plan terms and relevant business considerations, and does not determine the timing or terms of such awards based on material nonpublic information.

Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false